UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 16, 2007

                      Commission File Number of depositor:
                                  333-131607

                     HSI Asset Securitization Corporation
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            (Exact name of depositor as specified in its charter)


                       HSBC Bank USA, National Association
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             (Exact name of sponsor as specified in its charter)


             DELAWARE                                    20-2592898
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      (State or other jurisdiction                    (I.R.S. employer
         of incorporation)                           identification no.)


             452 Fifth Avenue, New York, NY                 10018
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       (Address of principal executive offices)           (Zip code)


      Registrant's telephone number, including area code: (212) 525-8119


        (Former name or former address, if changed since last report)


                         Exhibit Index located on Page 2

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
   (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

      The Registrant registered issuances of its HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-131607) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $348,117,559 aggregate principal amount of Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-IO, Class I-PO, Class II-A-1, Class II-IO, Class II-PO, Class B-1, Class B-2 and Class B-3 Certificates of its HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 on December 28, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated December 27, 2006, as supplemented by the Prospectus Supplement dated December 27, 2006 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 2006, among HSI Asset Securitization Corporation, as Depositor, CitiMortgage, Inc., as Master Servicer, Citibank, N.A., as Securities Administrator, Wells Fargo Bank, N.A., as Custodian, and Deutsche Bank National Trust Company, as Trustee. The Certificates consist of the following classes: Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-IO, Class I-PO, Class II-A-1, Class II-IO, Class II-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of one pool consisting of two groups of fixed rate, fully amortizing loans secured by first lien mortgages or deeds of trust on residential real properties (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $352,702,693 as of December 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Exhibit
Number
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      Item 9.01. Financial Statements and Exhibits
                 ---------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            4.1 Pooling and Servicing Agreement dated as of December 1, 2006, among HSI Asset Securitization Corporation, as Depositor, CitiMortgage, Inc., as Master Servicer, Citibank, N.A. as Securities Administrator, Wells Fargo Bank, N.A., as Custodian and Deutsche Bank National Trust Company, as Trustee.

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            99.1  Mortgage Loan Purchase Agreement dated as of December 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

            99.2 Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSI Asset Securitization Corporation and HSBC Mortgage Corporation (USA) and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between HSBC Mortgage Corporation (USA) and HSBC Bank USA, National Association.

            99.3 Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSI Asset Securitization Corporation and Wachovia Mortgage Corporation and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2006, between Wachovia Mortgage Corporation and HSBC Bank USA, National Association.

            99.4 Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSI Asset Securitization Corporation and Countrywide Home Loans, Inc., and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Servicing Agreement, dated September 1, 2006, between Countrywide Home Loans, Inc. and HSBC Bank USA, National Association and (ii) the Mortgage Loan Purchase Agreement, dated as of September 1, 2006 between Countrywide Home Loans, Inc. and HSBC Bank USA, National Association.

            99.5 Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSI Asset Securitization Corporation and American Home Mortgage Corp., and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2006, between American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and HSBC Bank USA, National Association.

            99.6 Reconstituted Servicing Agreement, dated as of December 1, 2006, by and among, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer, and acknowledged by CitiMortgage, Inc., as Master Servicer, Citibank N.A., as Securities Administrator and Deutsche Bank National Trust Company as Trustee, regarding the Servicing Agreement, dated June 30, 2006, by and between HSBC Bank (USA) Inc. and Wells Fargo Bank, N.A.

            99.7 Confirmation relating to Interest Rate Cap Agreement between Bear Stearns Financial Products, Inc. and the Securities Administrator of HSI Asset Securitization Corporation Trust 2006-2, dated as of December 28, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HSI Asset Securitization
                                          Corporation


                                          By: /s/ Andrea Lenox
                                              ----------------------
                                             Name:  Andrea Lenox
                                             Title: Vice President



Dated:  January 16, 2007